                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                         Concorde Career Colleges, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------
     (5) Total fee paid:

     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:

     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------
     (3) Filing Party:

     -------------------------------------------------------------------------
     (4) Date Filed:

     -------------------------------------------------------------------------
Notes:

Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                         CONCORDE CAREER COLLEGES, INC.

                                  5800 Foxridge
                                    Suite 500
                              Mission, Kansas 66202

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 22, 2002

TO ALL STOCKHOLDERS:

         Notice is hereby given that the Annual Meeting of the Stockholders (the "Annual Meeting") of Concorde Career Colleges, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, May 22, 2002, at 9:00 a.m., Central Time, at 5800 Foxridge, Suite 500, Mission, Kansas, for the following purposes:

         (1) To elect the members of the Board of Directors for the ensuing year or until their successors are duly elected and qualified;

         (2) To ratify the appointment of independent public accountants for the Company for 2002;

         (3) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         The Board of Directors has fixed the close of business on April 2, 2002 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

                                                     BY THE BOARD OF DIRECTORS


                                                     Lisa M. Henak
                                                     Secretary

Dated:   April 9, 2002

                       IMPORTANT - YOUR PROXY IS ENCLOSED

You are urged to sign, date and mail your proxy even though you may plan to attend the Annual Meeting. No postage is required if mailed in the United States using the enclosed envelope. If you attend the Annual Meeting, you may vote by proxy or you may withdraw your proxy and vote in person. By returning your proxy promptly, a quorum will be better assured at the Annual Meeting, which will prevent costly follow-up and delays.

                         CONCORDE CAREER COLLEGES, INC.

                                  5800 Foxridge
                                    Suite 500
                              Mission, Kansas 66202

 -------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 22, 2002
 -------------------------------------------------------------------------------


                                 PROXY STATEMENT

         The proposals in the accompanying proxy card are solicited by the Board of Directors of Concorde Career Colleges, Inc. (the "Company") for use at its annual meeting of stockholders ("Annual Meeting") to be held on Wednesday, May 22, 2002, at 9:00 a.m., Central Time, at 5800 Foxridge, Suite 500, Mission, Kansas, and any adjournment or postponement thereof. Shares of the Company's common stock, par value $0.10 per share ("Common Stock") and Class B Voting Convertible Preferred Stock, par value $0.10 per share ("Voting Preferred Stock") represented by duly executed proxies received prior to or at the Annual Meeting will be voted at the Annual Meeting. If a holder of Common Stock or Voting Preferred Stock ("Stockholder") specifies a choice on the duly executed proxy card with respect to any matter to be acted upon, its, his or her shares will be voted in accordance with the voting instructions made. None of the proposals are related to or conditioned upon the approval of any other proposal. Any Stockholder giving a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation or a properly executed proxy bearing a later date to the Secretary of the Company. Attendance at the Annual Meeting will not in and of itself constitute the revocation of a proxy.

         The Company will bear all the costs of solicitation of proxies. In addition to the use of the mails, proxies may be solicited by personal contact, telephone, facsimile or electronic mail by the persons named in the accompanying proxy card, and the Company may reimburse brokers or other persons holding Common Stock or Voting Preferred Stock in their names or in the names of nominees for their expenses in forwarding proxy soliciting material to beneficial owners. This Proxy Statement and the accompanying form of proxy card are being mailed or given to Stockholders on or about April 9, 2002.

         Only Stockholders of record at the close of business on April 2, 2002 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the Company had 3,986,854 shares of Common Stock and 53,309 shares of Voting Preferred Stock issued and outstanding and entitled to vote at the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote and each outstanding share of Voting Preferred Stock is entitled to ten (10) votes on each matter brought to a vote. Provided a quorum is present, the affirmative vote of (a) a plurality of the shares of Common Stock and Voting Preferred Stock voting together as a class is required for the election of each nominee for director and (b) a majority of the votes cast by the holders of Common Stock and Voting Preferred Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required for the ratification of the appointment of independent public accountants for the

                               Proxy Statement -2

Company for 2002. Stockholders do not have any dissenters' rights regarding any of the above matters.

         Votes that are cast against the proposals are counted both for purposes of determining the presence or absence of a quorum for the transaction of business and for purposes of determining the total number of votes cast on a given proposal. Abstentions will be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of votes cast on a given proposal, and therefore will have the same effect as a vote against a given proposal. Shares held by a broker in "street name" and for which the beneficial owner of such shares has not executed and returned to such broker a proxy card indicating voting instructions may be voted on a discretionary basis by such broker with respect to the election of directors and ratification of the appointment of the auditors.

         Management of the Company does not know of any matter, other than those referred to in the accompanying Notice of Annual Meeting, which is to come before the Annual Meeting. If any other matters are properly presented for action at the Annual Meeting, it is intended that the persons named in the accompanying proxy card, or their substitutes, will vote in accordance with their judgment as proxies of the best interests of the Company on such matters.

                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The Company has two classes of voting securities, Common Stock and Voting Preferred Stock (collectively, the "Voting Securities"). Holders of the Voting Preferred Stock vote with the Common Stock, as a single class, on all matters brought before a vote of the holders of Common Stock. Each share of Voting Preferred Stock is convertible into ten (10) shares of Common Stock and has voting rights equal to ten (10) shares of Common Stock. The following table sets forth the respective voting rights of the outstanding shares of Voting Securities as of April 2, 2002.

                                     Outstanding    Number of
                                        Shares        Votes           %
                                     ------------   -----------   ------------

Common Stock                            3,986,854     3,986,854       88%

Voting Preferred Stock                     53,309       533,090       12%
                                                                      ---
                                                    -----------

         Total Number of Votes                        4,519,944      100%




             (The remainder of this page intentionally left blank.)

         The following table sets forth with respect to Voting Securities (i) the only persons known by the Company to be beneficial owners of more than five percent (5%) of the Voting Securities, (ii) the shares of Voting Securities beneficially owned by all directors and named executive officers of the Company and nominees for director, and (iii) the shares of Voting Securities beneficially owned by directors and executive officers as a group, as of April 6, 2001.

=============================================================================================================================
                                           Common Stock                 Voting Preferred Stock       Total Voting Securities
                                ---------------------------------------------------------------------------------------------
   Name of Beneficial Owner       Amount/(2)/       % of Class/(3)/  Amount/(2)/   % of Class/(3)/    Voting Rights (%)
-----------------------------------------------------------------------------------------------------------------------------
Robert F. Brozman Trust/(1)/        1,242,662             31.2%           ---           ---                 27.5%

Cahill, Warnock Strategic/(1)/        258,334/(4)/         6.5         53,309/(4)/      100%                17.5
  Partners Fund, L.P.

Nelson Obus/(1)/                      342,896/(5)/         8.6            ---           ---                  7.6

Jack L. Brozman/(1)/                1,858,525/(6)/        46.3            ---           ---                 40.8

James R. Seward/(1)/                   36,714/(7)/           *            ---           ---                    *

Thomas K. Sight/(1)/                   16,949/(8)/           *            ---           ---                    *

David L. Warnock/(1)/                 258,334/(4)/         6.5         53,309/(4)/      100                 17.5

All Directors and Executive
Officers as a Group
(9 persons)                         2,263,766/(9)/        54.1%        53,309           100%                58.4%
=============================================================================================================================

*    Less than one percent (1%)

(1) Addresses: Robert F. Brozman Trust, 5800 Foxridge, Suite 500, Mission, Kansas 66202; Cahill, Warnock Strategic Partners Fund, L.P., One South Street, Suite 2150, Baltimore, Maryland 21202; Nelson Obus, 450 7/th/ Avenue, Suite 500, New York, New York 10123; Jack L. Brozman, 5800 Foxridge, Suite 500 Mission, Kansas 66202; David L. Warnock, One South Street, Suite 2150, Baltimore, Maryland 21202; James R. Seward, 4915 W. 79/th/ Street, Prairie Village, Kansas 66208; and Thomas K. Sight, 607 N. Blue Parkway, Lee's Summit, MO 64063.

(2) Unless otherwise indicated by footnote, nature of beneficial ownership of securities is direct, and beneficial ownership as shown in the table arises from sole voting and investment power.

(3) The percentage of class is calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934 ("Exchange Act").

(4) Includes 250,000 shares of Common Stock, 50,414 shares of Voting Preferred Stock owned by Cahill, Warnock Strategic Partners Fund, L.P., 2,895 shares of Voting Preferred Stock owned by Strategic Associates, L.P and 8,334 shares of Common Stock exercisable pursuant to options held by David L. Warnock. These Voting Securities have a total of 791,424 voting rights.

(5) Includes 35,000 shares of Common Stock held jointly with Eve E. Coulson, the spouse of Mr. Obus, 91,850 shares of Common Stock owned by Wynnefield Partners Small Cap Value, L.P., 74,500 shares of Common Stock owned by Channel Partnership II, L.P., 118,946 shares of Common Stock owned by Wynnefield Small Cap Value LP1, and 22,600 shares of Common Stock owned by Wynnefield Small Cap Value Off Shore Fund, L.P. Mr. Obus is general partner of these partnerships.

(6) Includes 1,242,662 shares of Common Stock held by the Robert F. Brozman Trust, of which Jack L. Brozman is trustee, 563,363 shares of Common Stock held directly, 30,000 shares of Common Stock exercisable pursuant to options and 22,500 shares of Common Stock held in trust for his children. Fran Brozman, Mr. Brozman's spouse, is the trustee of such trust.

(7) Includes 4,167 shares of Common Stock exercisable pursuant to options and 32,547 shares of Common Stock. Mr. Seward converted 1,838 shares of Voting Preferred Stock to Common Stock in September 2001. Mr. Seward exercised options for 8,323 Common Shares (pre-split) in September 2001. The exercise price was $.56 per share and the closing price of the Company's stock was $2.10 on the date of exercise.

(8) Includes 8,334 shares of Common Stock exercisable pursuant to options and 8,615 shares of Common Stock held jointly with Faye Sight, Mr. Sight's spouse.

(9) Includes 112,785 shares of Common Stock, which are exercisable pursuant to options. For purpose of this table and pursuant to Rule 13d-3(d) of the Exchange Act, shares underlying options are deemed beneficially owned if such options are exercisable within 60 days of April 1, 2002.

(10) The Company's Common Stock was split effective November 21, 2001. The one-for-two Reverse Stock Split reduced the outstanding Common Stock by approximately 50%. In addition, the conversion rate of the Voting Preferred Stock was doubled from $1.36 to $2.72. All unexercisable stock options were adjusted for the split. The number of options was reduced by approximately 50% and the exercise price was doubled as of November 21, 2001.

                      PROPOSAL ONE - ELECTION OF DIRECTORS

         The number of directors constituting the Company's Board of Directors may range from three to six. The Board currently consists of four directors. The Board has nominated four directors for election at the Annual Meeting and may fill the vacancies for the two remaining director positions at some later time. The shares of Voting Securities represented by the enclosed proxy card will be voted, unless otherwise indicated, for the election of the four nominees for director named below. A Stockholder's Voting Securities can not be voted by proxy or otherwise for more than four directors. The directors to be elected at the Annual Meeting will serve for one year or until their successors are duly elected and qualified. In the unanticipated event that any nominee for director should become unavailable, the Board of Directors, at its discretion, may designate a substitute nominee, in which event such shares will be voted for such substitute nominee.

          Name of Nominee       Served                        Principal Occupation for Last Five Years
           for Director          Since         Age                        and Directorships
           ------------          -----         ---                        -----------------
Jack L. Brozman                   1986          51      Chairman of the Board and Treasurer of the Company since June 1991.
                                                        President and Chief Executive Officer of the Company since November
                                                        1998 and from June 1991 until April 1997. President and Chief
                                                        Executive Officer, Chairman of the Board and Treasurer of Cencor,
                                                        Inc. ("Cencor") from June 1991 to December 1999. Mr. Brozman was a director of Cencor from 1979 to December 1999. Mr. Brozman holds a
                                                        BSBA and MBA from Washington University.

 Name of Nominee     Served            Principal Occupation for Last Five Years
  for Director       Since    Age                 and Directorships
  ------------       -----    ---                 -----------------

James R. Seward       1997     49      Executive Vice President and Chief
(1)(2)                                 Financial Officer of Seafield Capital
                                       Corporation from 1990 to 1997, a public
                                       holding company located in Kansas
                                       City,Missouri. President and Chief
                                       Executive Officer of the SLH Corporation from 1997 to 1998, a public holding company located in Shawnee Mission,
                                       Kansas, and manager of Seward & Company,
                                       L.L.C. from 1998 to 2000. Mr. Seward is a director of Lab One Inc., Response
                                       Oncology, Inc., and Syntroleum
                                       Corporation, each a public company. Mr.
                                       Seward is currently self-employed as a
                                       private investor and consultant. Mr.
                                       Seward is a CFA and holds a MBA and MPA
                                       from the University of Kansas.

Thomas K. Sight       1989     51      President and Chief Executive Officer of
(1)(2)                                 Bob Sight Lincoln Mercury for more than
                                       the prior five years, an automobile
                                       dealership located in Overland Park,
                                       Kansas. Chief Executive Officer of Bob
                                       Sight Ford for more than the prior five
                                       years located in Lee's Summit, Missouri.
                                       Mr. Sight holds a BS in Accounting from
                                       the University of Oklahoma.

David L. Warnock      1997     44      Managing Member of Camden Partners, Inc.
(1)(2)                                 from 2000 to present. Managing Member of
                                       Cahill, Warnock & Company, LLC and a
                                       general partner of Cahill, Warnock
                                       Strategic Partners, L.P. from July 1995
                                       to present, each located in Baltimore,
                                       Maryland. Vice President, T. Rowe Price
                                       Associates from July 1983 to July 1995.
                                       Mr. Warnock is a director of Blue Rhino
                                       Corporation, Environmental Safeguards,
                                       Inc., Touchtone Applied Science
                                       Associates, Inc. and Ellis, Inc., each a public company. Mr. Warnock holds a BA in History from the University of Delaware and a Masters in Finance from the University of Wisconsin.


-----------
(1)      Member of Compensation Committee.
(2)      Member of Audit Committee.


             "THE BOARD OF DIRECTORS RECOMMEND THAT YOU VOTE FOR THE
                                                             ---
                           NOMINEES SET FORTH ABOVE."

         The Board of Directors of the Company held three meetings and acted by unanimous written consent on one occasion in 2001. The Compensation Committee held one meeting in 2001. The Compensation Committee reviews salaries of certain officers and bonuses of executive officers, administers the Company's stock option plans and generally administers the Company's compensation program. The Audit Committee, which is responsible for oversight of the Company's financial reports, held two meetings in 2001. The Company's Board of Directors does not have a nominating committee. Last year, each director attended at least 75% of the Board meetings (and at least 75% of the meetings of committees on which he served) during the period for which he was a director (or committee member).

                            COMPENSATION OF DIRECTORS
                            -------------------------

         Each non-officer director is paid an annual retainer of $2,500 and a director's fee of $250 for meetings of the Board of Directors and Committees which he attends. The Chairman of the Audit Committee receives an additional $1,000 per calendar quarter, effective October 2001. Officer-directors do not receive fees for attendance at meetings. The Company paid a total of $9,750 in Director fees during 2001.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
           -----------------------------------------------------------

         The Compensation Committee consists entirely of non-employee directors of the Company and there are no Compensation Committee interlocks with other companies. Certain stockholders of the Company have agreed to vote the Voting Securities held by them in favor of certain directors. See "Certain Transactions".

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors is comprised of three directors who are considered independent under applicable National Association of Securities Dealers rules. The Committee operates under a written charter adopted by the Board in May 2000.

         The primary purpose of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. The Audit Committee annually reviews and recommends to the Board the selection of the Company's independent accountants, which is submitted to Stockholders for ratification. Management is responsible for preparing the Company's financial statements. The independent accountants are responsible for performing an independent audit of the Company's audited financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. In this context, the Committee has reviewed and discussed the audited financial statements with management and the independent accountants. The Committee also has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) as amended by Statements on Auditing Standards Nos. 89 and 90. The Company's independent accountants also provided to the Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountant's that firm's independence.

         The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent".

         Based on the above discussions and review with management and the independent accountants, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Commission.

         Effective September 11, 2001, the Audit Committee dismissed its independent public accountants, PricewaterhouseCoopers LLP ("PwC"), as the Company's certifying accountant. The decision to dismiss PwC was recommended by the Audit Committee of the Board of Directors and approved by the Board of Directors on September 7, 2001. The reports of PwC on the financial statements of the Company for the prior two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with its audits for the two most recent fiscal years and through September 11, 2001, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements for such years.

         Effective September 12, 2001, the Company engaged BKD LLP as its independent auditors to audit the Company's financial statements.

      Respectfully submitted by the Audit Committee of the Board of Directors:

                                                            AUDIT COMMITTEE

                                                /s/      James. R. Seward
                                                ---------------------------

                                                /s/      Thomas K. Sight
                                                ---------------------------

                                                /s/      David L. Warnock
                                                ---------------------------

                      FEES PAID TO THE INDEPENDENT AUDITORS

Audit Fees. PwC reviewed the Company's Form 10-Q for the first and second quarter of 2001. Fees billed for those reviews were $8,000. BKD reviewed the Company's Form 10-Q for the third quarter and audited the Company's financial statements for the year ended December 31, 2001. Fees for the calendar year 2001 are $58,000 of which $10,000 has been billed by BKD through December 31, 2001.

Financial Information Systems Design and Implementation. Neither PWC or BKD performed any financial information systems design or implementation for the Company and accordingly no fees were paid for such services.

All Other Fees. PWC prepared the Company's federal and state tax returns and reviewed the Company's health care, 401-K and profit sharing plans prior to September 2001. The aggregate fees for these services was $55,000 of which an aggregate amount of $55,000 was billed by PWC through December 31, 2001. BKD, subsequent to their appointment on September 12, 2001, prepares the Company's federal and state tax returns and reviews the Company's health care, 401K and profit sharing plans. The aggregate fees for those services are $25,900 of which an aggregate amount of $4,000 was billed.

Compliance Audits. Ball and McGraw, P.C. conducts the compliance audit of the federal student financial assistance programs. Fees for the calendar year 2001 compliance audit are $54,000 of which none has been billed by Ball and McGraw, P.C Fees will be billed in the first and second quarter of 2002 concurrent with the audit.

             (The remainder of this page intentionally left blank.)

                               EXECUTIVE OFFICERS

         In addition to Jack L. Brozman, listed in the directors' table, the following persons served as executive officers of the Company during 2001. Each executive officer is appointed by the Board of Directors annually and will serve until reappointed or until his successor is appointed and qualified.

              Name of
         Executive Officer              Age                 Principal Occupation for Last Five Years
         -----------------              ---                 ----------------------------------------

Vickey S. Cook                           47      Vice President of Compliance for the Company since July 2001.
                                                 National Director of Compliance for the Company from April
                                                 2000 to July 2001. National Director of Financial Aid for
                                                 High-Tech Institute, Inc. from June 1999 to March 2000. Vice
                                                 President Compliance and Financial Aid of the Company from May
                                                 1996 to May 1999.

Patrick J. Debold                        50      Vice President of Academic Affairs for the Company since July
                                                 2001. National Director of Academic Affairs for the Company
                                                 from February 2000 to July 2001. Private business owner from
                                                 February 1999 to February 2000. Campus Director of Sanford-Brown
                                                 College from February  1998 to February  1999.Employed by the Company
                                                 from July 1993 to February 1998, Vice President of Education.

Paul R. Gardner                          42      Vice President and Chief Financial Officer of the Company
                                                 since November 1998. Controller of the Company from September
                                                 1994 to November 1998. Employed as Controller and Assistant
                                                 Controller of LaPetite Academy Inc. from September 1988 to
                                                 August 1994.

Diana D. Hawkins-Jenks                   51      Employed by the Company since December 1997 as Vice President
                                                 Human Resources. Vice President Human Resources of LaPetite
                                                 Academy, Inc. from 1989 to 1997.

Asa E. Johnson                           59      Vice President of Operations for the Company since July 2001.
                                                 National Director of Operations of Concorde from June 2000 to
                                                 July 2001. Private  business owner from May 1998 to June 2000.
                                                 Mr. Johnson served the Company in a part-time capacity in the
                                                 Company's  marketing and admissions departments from December
                                                 1997 to May 1998. Employed by the Company from March 1996 to
                                                 December 1997 as Vice President-Operations.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

         The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Chief Executive Officer of the Company and the other most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 for the years ended December 31, 2001, 2000, and 1999.

                           SUMMARY COMPENSATION TABLE

                                                        Annual Compensation                    Long Term Compensation

                                                                                             Securities       All Other
                Name and                                                                     Underlying     Compensation
           Principal Position                   Year         Salary ($)      Bonus ($)      Options (#)          ($)
           ------------------                   ----         ----------      ---------      -----------          ---
Jack L. Brozman                                 2001          208,000          37,000         50,000/(1)/       11,000
Chairman of the Board and Treasurer of          2000          208,000               0         50,000/(1)/       11,000
the Company                                     1999          200,000               0         40,000/(1)/       11,000


Vickey S. Cook /(5)(6)/
Vice President Compliance                       2001          105,000          21,000          8,000                 0

Patrick J. Debold /(5)(7)/
Vice President Academic Affairs                 2001          133,000          26,000         10,000                 0

Paul R. Gardner /(8)/                           2001           95,000          26,000          7,000                 0
Vice President and Chief Financial              2000                *
Officer                                         1999                *


Diana D. Hawkins-Jenks /(9)/                    2001           99,000          26,000          7,500                 0
Vice President Human Resources                  2000                *
                                                1999                *

Asa E. Johnson /(5)(10)/
Vice President Operations                       2001          130,000          32,000         10,000                 0

William A. Johnson, Jr. /(3)/
Executive Vice President and Chief              2000                *               0                                0
Operating Officer of the Company                1999          125,000               0         10,000/(2)/            0

Dr. Robert R. Roehrich /(4)/
President and Chief Executive Officer           1999                0               0              0           177,000


---------
*        Salary, bonus and all other compensation did not exceed $100,000.

(1) On February 25, 1997, the Company's Compensation Committee granted to Mr. Brozman an option to purchase 400,000 shares of the Company's Common Stock under the 1994 Incentive Stock Option Plan (the "1994 Plan"), of which 80,000 shares vested in each year (40,000 shares post split), 1997 through 2001. The shares shown above for have been adjusted for the stock split. On January 11, 1999 the Company's compensation committee granted to Mr. Brozman an option to purchase 100,000 shares of common stock under the 1998 Long-Term Executive Compensation Plan. Pursuant to the Reverse Stock Split the shares were reduced to 50,000 and the exercise price doubled effective November 21, 2001. 10,000 shares vested in 2000 and 10,000 shares vested in 2001. See "Option Grants, Exercises and Holdings".

(2) Mr. Johnson was awarded an option to purchase 50,000 shares of the Company's common stock on September 1, 1998, of which 10,000 vested in 1999.

(3)      Mr. Johnson resigned effective June 12, 2000.

(4) Dr. Roehrich resigned effective November 12, 1998 and was paid severance compensation of $177,000 in 1999.

(5) Ms Cook, Mr. Debold and Mr. Johnson were made officers of the Company in 2001.

(6) Ms Cook was awarded options to purchase 40,000 shares of the Company's common stock during 2000, of which 8,000 vested in 2001.

(7) Mr. Debold was awarded options to purchase 50,000 shares of the Company's common stock during 2000, of which 10,000 vested in 2001.

(8) Mr. Gardner was awarded options to purchase 15,000 shares of the Company's common stock during 1999 and options to purchase 20,000 shares during 2000, of which a total of 7,000 vested in 2001.

(9) Ms Hawkins-Jenks was awarded options to purchase 5,000 shares of the Company's common stock during 1997, options to purchase 12,500 shares during 1999 and options to purchase 20,000 shares during 2000, of which a total of 7,500 vested in 2001.

(10) Mr. Johnson was awarded options to purchase 50,000 shares of the Company's common stock during 2000, of which 10,000 vested in 2001.

                      Option Grants, Exercises and Holdings
                      -------------------------------------

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

----------------------------------------------------------------------------------------------------------------------------
                                                                                                      Potential realizable
                                                                                                        value at assumed
                                         Individual Grants                                           annual rates of stock
                                         -----------------
                                                                                                       price appreciation
                                                                                                        for option term*
                                                                                                        ---------------
----------------------------------------------------------------------------------------------------------------------------
                                  Number of         Percent of total
                                  securities          options/SARs
                                  underlying           granted to
                                 Options/SARs       employees in base   Exercise or     Expiration
          Name                 granted (#)/(1)/        fiscal year    base price($/Sh)     Date        5% ($)      10% ($)
          (a)                         (b)                 (c)               (d)            (e)           (f)         (g)
----------------------------------------------------------------------------------------------------------------------------
Asa E. Johnson,                     12,500              27.5%             $ 5.50        12/10/2011     43,000    110,000
Vice President, Operations /(1)/
----------------------------------------------------------------------------------------------------------------------------
Diana D. Hawkins-Jenks, Vice         2,500               5.5%             $ 1.90        4/10/2011       3,000       8,000
President Human Resources /(2)/
----------------------------------------------------------------------------------------------------------------------------

* The dollar amounts set forth under those columns are the result of calculations of the 5% and 10% rates set by the Securities and Exchange Commission and are not intended to forecast possible future appreciation.

(1) On December 10, 2001, Mr. Johnson was granted an option to purchase 12,500 shares of the Company's Common Stock, of which 2,500 Shares will vest annually on the date of grant beginning December 10, 2002.

(2) On April 10, 2001, Ms. Hawkins-Jenks was granted an Option to purchase 2,500 shares of the Company's Common Stock of which 500 shares will vest annually on the date of grant beginning April 10, 2002.

         The following table provides information with respect to the named executive officers concerning options exercised during 2001 and unexercised options held as of the end of the Company's last fiscal year:

----------------------------------------------------------------------------------------------------------------------------
                                    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                            LAST FISCAL YEAR END OPTION VALUES
----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Value of Unexercised
                                                                 Number of securities            In-the-Money Options
                                  Shares                        underlying Unexercised             at FY-End ($)(1)
                                Acquired on       Value          Options at FY-End (#)
            Name               Exercise (#)    Realized($)                (3)                 Exercisable/Unexercisable
                                    (3)                        Exercisable/Unexercisable                 (3)
----------------------------------------------------------------------------------------------------------------------------
Jack L. Brozman,
Chairman of the Board
And Treasurer                     200,000       16,000/(2)/          30,000/20,000                 171,000/114,000
----------------------------------------------------------------------------------------------------------------------------
Vickey S. Cook,
Vice President Compliance           ---            ---               12,000/28,000                  67,000/154,000
----------------------------------------------------------------------------------------------------------------------------
Patrick J. Debold,
Vice President Academic             ---            ---               17,500/32,500                 101,000/187,000
Affairs
----------------------------------------------------------------------------------------------------------------------------
Paul R. Gardner,
Vice President and Chief            8,550       49,000/(4)/           5,700/22,000                  28,000/120,000
Financial Officer
----------------------------------------------------------------------------------------------------------------------------
Diana D. Hawkins-Jenks,
Vice President Human                ---            ---               16,750/24,000                  78,000/126,000
Resources
----------------------------------------------------------------------------------------------------------------------------
Asa E. Johnson,
Vice President Operations           ---            ---               10,000/52,500                  56,000/238,000
----------------------------------------------------------------------------------------------------------------------------

(1) Based on the difference between the mean of the closing bid and asked prices of the Common Stock on December 31, 2001 ($ 6.70) and the exercise price of the options.

(2) Based on the difference between the closing price (pre-split) of the Common Stock on July 11, 2001 ($1.13) and the exercise price of the options.

(3) All share amounts and share prices have been adjusted to reflect the Reverse Stock Split effective November 21, 2001.

(4) Based on closing price of stock on date of exercise, December 31, 2001, $6.70.


Employment Contract, Termination of Employment and Change in Control
--------------------------------------------------------------------
Arrangements
------------

         The Company entered into an employment agreement (the "Employment Agreement") with Dr. Robert R. Roehrich effective April 1, 1997. The Employment Agreement had no stated term and provided that Dr. Roehrich would receive a $200,000 base salary, adjusted annually, for serving as the Company's President and Chief Executive Officer. Dr. Roehrich would receive annual bonus payments of at least $40,000 to be adjusted upward upon the Company's achievement of performance-based objectives, and options to purchase 575,000 shares of

Common Stock vesting in 115,000 increments each year until 2001. The Agreement also provided that Dr. Roehrich would receive certain benefits including medical, dental and life insurance benefits provided under the Company standard benefit plans, four weeks of paid vacation per year and a leased Company car. The Employment Agreement also provided that in the event that Dr. Roehrich was terminated by the Company other than for cause, or if Dr. Roehrich should decide to leave employment with the Company, the Company would pay Dr. Roehrich severance pay equal to one year of his base salary. Dr. Roehrich resigned effective November 12, 1998. The severance pay was paid ratably bi-monthly through November 1999. Unexercisable options for 345,000 shares of common stock were canceled as a result of Dr. Roehrich's resignation and 230,000 vested options expired and were cancelled in February 1999.

            Compensation Committee Report on Executive Compensation

         The Compensation Committee of the Board of Directors is comprised of Thomas K. Sight, James R. Seward and David L. Warnock. On an annual basis, the Compensation Committee reviews the salaries and bonuses of the executive officers and other employees. The Compensation Committee administers the Company's 2002 Long-Term Compensation Plan, 2000 Stock Option Plan, 1998 Stock Option Plan, and 1994 Stock Option Plan (collectively, the "Stock Option Plans"), and any non-qualified stock options, and oversees the administration of the Company's compensation program.

         In accordance with Securities and Exchange Commission rules designed to enhance disclosure of companies' policies toward executive compensation, the following report is submitted by the above listed committee members in their capacity as the Board's Compensation Committee. The report addresses the Company's compensation policy as it related to the executive officers for 2001.

         General Compensation Policy. The Compensation Committee of the Board of
         ---------------------------
Directors was, and continues to be, guided by a belief that executive compensation should reflect the profitability and appreciation in the value of the Company (as reflected by the Company's net income or loss and market value of Common Stock), while at the same time taking into account surrounding economic pressures, individual performance and retention of key executive officers. The Compensation Committee has not yet adopted a policy with respect to the $1,000,000 limitation on deductibility of executive compensation under
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), since current compensation levels fall significantly below that amount.

         The Compensation Committee believes that the following are the important qualitative considerations in setting executive compensation:

         . Compensation should reflect the overall performance of the Company and the executive officer and his or her contribution to the Company's profitability;

         .    Compensation should correlate to measurable performance criteria;

         .    Compensation should attract and retain valued executive officers;
              and

         . Compensation should reflect the executive officers' abilities to effectively direct the Company during difficult economic conditions.

         Calendar Year 2001 Compensation. To accomplish this compensation policy
         -------------------------------
in 2001, the Company's executive compensation package integrates: (i) annual base salary, (ii) bonuses based upon individual agreements utilizing various objective performance goals, and (iii) stock option grants or vesting under the Stock Option Plans. The compensation policies, as implemented, endeavor to enhance the profitability of the Company (and, thus, stockholder value) by tying the financial interests of management with those of the Company.

         Base Salary. As a general matter, an executive officer's base salary is
         -----------
subjectively positioned so as to reflect the experience and performance of such executive officer and the performance of the Company. The Compensation Committee initially determines the amount of base salary based on factors such as prior level of pay, quality of experience, and responsibilities of position. Salaries at companies of comparable size, with whom the Company must compete for talent, are also considered. Thereafter, the Compensation Committee grants raises subjectively based on overall Company performance (net income or loss, earnings per share and market value of Common Stock) and the executive officer's individual performance based on performance reviews.

         The amount of 2001 raises to the executive officers' base salaries was subjectively determined by the Chairman of the Board, and President, Mr. Brozman, with the approval of the Compensation Committee. The decisions to raise base salary are, in part, based on Mr. Brozman's subjective evaluation of each officer's performance. Such raises in base salaries in 2001 ranged from 5% to 13% of the previous year base salary.

         Bonuses. The Company had certain bonus agreements in place with
         -------
executive officers which couple objective corporate performance criteria, based on such officer's area of responsibilities, with annual cash compensation. Under such bonus agreements, the executive officers received a specified percentage of revenue increases after a minimum revenue level, as set by the Compensation Committee, is achieved. The aggregate bonuses were capped. The performance criteria in the bonus agreements of the executive officers differ depending on the amount of responsibility maintained by such executive officers. The Company granted bonuses totaling $131,000 to its executive officers in 2001. These bonuses were paid in 2002.

         Incentive Stock Option Awards. The Board of Directors and Compensation
         -----------------------------
Committee also award stock options to executive officers, as well as management personnel, under the Stock Option Plans. The Committee believes that stock options are an effective incentive for executives to create value for stockholders since the value of an option bears a direct relationship to appreciation in the Company's stock price. Obviously, when stockholder value decreases, stock options granted to management either decrease in value or have no value. Conversely, when stock prices increase, the stock option becomes more valuable.

         The determination of whether to grant stock options to executive officers, whether on an aggregate or individual basis, is in the sole discretion of the Compensation Committee. In making the determination, the Committee examines: (i) the Company's performance, as determined by its operating and net income (loss), earnings per share and the market price of the Common Stock, (ii) the relation of long-term compensation to short-term (cash) compensation, (iii) the number and exercise price of options held by each executive officer, (iv) the total stock holdings of the executive officer, (v) the individual performance of the executive (subjectively determined by Mr. Brozman and other executives, except with respect to Mr. Brozman's compensation, with respect to which the Compensation Committee evaluates such performance), and (vi) the potential contribution of the executive to the Company. The Compensation Committee does not separately weigh such criteria, but rather subjectively and informally views the mix of information with respect to each executive officer.

         With respect to such criteria, the Compensation Committee granted options under the Stock Option Plans for 15,000 shares to executive officers during 2001. Mr. Brozman was not granted any options during 2001.

         Chief Executive Officer Compensation. Jack L. Brozman, Chief Executive
         ------------------------------------
Officer of the Company since November 1998, is subject to the same general compensation package as the other executives. The Compensation Committee subjectively determined Mr. Brozman's compensation. In its annual review of Mr. Brozman's salary, the Compensation Committee considers, among other factors, the responsibilities and individual performance and the performance of the Company. Salaries at companies of comparable size, with whom the Company must compete for talent, are also considered. Mr. Brozman assumed the additional duties and responsibilities of Chief Executive Officer ("CEO") in November 1998. Mr. Brozman received no increase in his base annual salary in 2001. Mr. Brozman was awarded a bonus of $37,000 in 2001 that was paid in 2002. The Compensation Committee considered Mr. Brozman's past performance, contributions to Company performance and his additional duties as CEO in determining his salary.

         Summary. The Compensation Committee believes that the executive
         -------
officers of the Company are dedicated to achieving significant improvements in long-term financial performance and that the compensation policies and programs contribute to achieving this focus. The Compensation Committee believes that the compensation levels during 2001 adequately reflect the Company's compensation goals and policies.

         The Compensation Committee report is submitted by:

         Thomas K. Sight, David L. Warnock and James R. Seward

         Certain Transactions. On February 25, 1997, the Company entered into
         --------------------
agreements, which soon thereafter closed, with Cahill, Warnock Strategic Partners Fund, LP and Strategic Associates, LP, affiliated Baltimore-based venture capital funds ("Cahill-Warnock"), for the issuance by the Company and purchase by Cahill-Warnock of: (i) 55,147 shares of the Company's new Class B Voting Convertible Preferred Stock ("Voting Preferred Stock") for $1.5 million, and (ii) 5% Debentures due 2003 ("New Debentures") for $3.5 million (collectively, the "Cahill Transaction"). Cahill-Warnock subsequently assigned (with the Company's consent) its rights and obligations to acquire 1,838 shares of Voting Preferred Stock to James Seward, a Director of the Company, and Mr. Seward purchased such shares for their purchase price of approximately $50,000. The New Debentures have non-detachable warrants ("Warrants") for approximately 1,286,765 shares of Common Stock, exercisable beginning August 25, 1998, at an exercise price of $2.72 per share of Common Stock (post-split numbers). No warrants were exercised as of December 31, 2001. Approximately $4.4 million of the Cahill-Warnock transaction funds were used to satisfy Cencor obligations and all obligations due Cencor were paid, redeemed, or otherwise satisfied on that date, except for a continuing obligation to convey written-off receivables which was fulfilled in January 1998. Mr. Seward converted his Voting Preferred Stock to Common Stock in 2001.

         The Voting Preferred Stock has the right to vote, as a class with the Common Stock (with each share of Voting Preferred Stock having the equivalent voting power of 10 shares of Common Stock), on all matters presented to holders of Common Stock. Each share of Voting Preferred Stock is convertible into 10 shares of Common Stock at the election of the holder for no additional consideration. The Voting Preferred Stock is entitled to a 12% annual dividend beginning February 25, 2001, and a 15% annual dividend beginning February 25, 2003. The Voting Preferred Stock is mandatorily convertible into Common Stock upon the successful completion by the Company of a common equity offering greater than $20 million at a price greater than $4 per share of Common Stock. Cahill-Warnock also has certain preemptive rights in future issuance's of stock by the Company. The Voting Preferred Stock has an increasing dividend rate; therefore the Voting Preferred Stock's carrying value has been discounted. This discount is being amortized over the period from issuance until the perpetual dividends are payable in 2003 to yield a constant dividend rate of 15%. The amortization is recorded as a charge against retained earnings and as a credit to the carrying amount of the Voting Preferred Stock. The amortization for the year ended December 31, 2001, was $226,000.

         Pursuant to a Stockholders' Agreement among Cahill-Warnock, Messrs. Brozman and Seward, the Robert F. Brozman Trust (who at the time of this agreement, together, held an aggregate of 52.8% of the outstanding Voting Securities and options to purchase 1,000,000 shares of Common Stock) and the Company, such holders have agreed to certain restrictions on the transfer of Voting Securities held by them. Such holders also agreed to allow the Voting Preferred Stockholders the right to nominate two directors. In addition, such holders agreed at each annual meeting of stockholders to vote all of their respective shares in favor of the election of all of the persons nominated in accordance with the Stockholder's Agreement, which includes the two directors nominated by the Voting Preferred Stockholders.

                               COMPANY PERFORMANCE

         The following graph shows a comparison of cumulative total returns for the Company, the Nasdaq market index and the Company's Peer Group (defined below) since the close of business on December 31, 1996.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                      AMONG CONCORDE CAREER COLLEGES, INC.,
                          NASDAQ INDEX AND PEER GROUP

                                 1996    1997    1998    1999    2000    2001
Concorde Career Colleges, Inc.  100.00  179.36   55.19   90.51  101.55  369.76
SIC Group Index                 100.00  144.30  149.62   95.80  153.18  212.37
Nasdaq Market Index             100.00  122.32  172.52  304.29  191.25  152.46

         The total cumulative return on investment (change in the year end stock price plus reinvested dividends) for each of the periods for the Company, Nasdaq market index and the Company's peer group is based on the stock prices at the close of business on December 31, 1996, assuming a $100 investment. The return for the Company is based on a December 31, 1996 per share price of $0.90 and a December 31, 2001 per share price of $6.70. The above performance graph, prepared by Media General Financial Services, Inc., compares the annual performance of the Company with that of the Nasdaq market index and the Peer Group with investment weighted on market capitalization. The Company changed its Peer Group during 1999 to more appropriately reflect comparisons to other similarly capitalized colleges & universities. This "Peer Group" includes the following companies: Apollo Group, Inc., Caliber Learning Network, Career Education Corp., Corinthian Colleges, Inc., Dreamlife Inc., PCS Edventures!.Com, Princeton Review Inc., Scientific Learning Corp., Strayer Education, Inc., Student Advantage, Inc., Virtual Academics.com, Wade Cook Financial and Whitman Education Group. Virtual Academics.com and Youthline USA were added to the peer group and Quest Educational Corp. deleted in 2000. Argosy Education Group, Edutrek International Inc. and Youthline USA were deleted from the peer group in 2001. Dreamlife, Inc., Wade Cook Financial, PCS Edventures!.Com, and Princeton Review Inc., was added to the peer group in 2001.


          PROPOSAL TWO - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Since September 2001, BKD, LLP examined the financial statements of the Company and its subsidiaries, including reports to Stockholders, the Securities and Exchange Commission and other.

         The Board of Directors has selected and appointed BKD, LLP as the independent public accountants for the Company for the year ending December 31, 2002.

         The following resolution will be offered at the Annual Meeting:

         "RESOLVED, the action of the Board of Directors in appointing BKD, LLP as the independent public accountants of the Company for the year ending December 31, 2002 is hereby ratified."

         It is not anticipated that representatives of BKD,LLP will attend the Annual Meeting. If, however, representatives are present at the Annual Meeting, there will be an opportunity for them to make a statement and be available to respond to questions by Stockholders.

         "THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION
                                                          ---
OF BKD LLP AS THE COMPANY'S PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2002."

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                                   COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and holders of more than 10% of the Company's common stock to file with the Securities and Exchange Commission reports of their respective beneficial ownership, and changes in such beneficial ownership, in the Company's voting securities, and the Company is required to identify any of those person who fail to file such reports on a timely basis. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company with respect to the Company's last fiscal year, all required filings were filed on a timely basis.

                              STOCKHOLDER PROPOSALS

         In the event any Stockholder intends to present a proposal at the annual meeting of Stockholders to be held in 2003, such proposal must be received by the Company, in writing, on or before December 19, 2002, to be considered for inclusion in the Company's next proxy statement for such meeting.

                        VOTING PROXIES AND OTHER MATTERS

         Proxies will be voted in accordance with the choices specified on the proxy card. If no choice is specified, shares will be voted: (i) "FOR" the nominees for director listed on the proxy and in this Proxy Statement; (ii) "FOR" ratification of the appointment of BKD, LLP as the independent public accountants for the Company for the year ending December 31,2002.

         Management of the Company does not intend to present any business to the Annual Meeting except as indicated herein and presently does not know of any other business to be presented at the Annual Meeting. Should any other business come before the Annual Meeting, the persons named in the accompanying proxy card will vote the proxy in accordance with their judgment of the best interests of the Company on such matters.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN TO THE COMPANY THE ACCOMPANYING PROXY CARD. IF YOU ARE PRESENT AT THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                        BY THE BOARD OF DIRECTORS

                                        Lisa M. Henak, Secretary

April 9, 2002

                         CONCORDE CAREER COLLEGES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 22, 2002
               THIS PROXY AND EACH OF THE PROPOSALS ARE SOLICITED
                      ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Jack L. Brozman and Lisa M. Henak, jointly and individually, as Proxies with full power of substitution and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Concorde Career Colleges, Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on May 22, 2002 or any adjournment or postponement thereof.

1.   Election of Directors.

     [_] FOR ALL NOMINEES LISTED BELOW           [_] WITHHOLD AUTHORITY
         (except as marked to the                    to vote for all nominees
         contrary below)                             listed below

     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

     JACK L. BROZMAN, JAMES R. SEWARD, THOMAS K. SIGHT, and DAVID L. WARNOCK

2. Ratification and approval of the appointment of BKD LLP as the independent public accountants for 2002.

                    [_] FOR      [_] AGAINST      [_] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS. NONE OF THE PROPOSALS ARE RELATED TO OR CONDITIONED ON THE APPROVAL OF ANY OTHER PROPOSAL. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES SET FORTH IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

Please date, sign and return this Proxy card by mail, postage prepaid.


                             DATED: ______________________________________, 2002


                             Signature:_________________________________________

                                   Signature if held jointly: __________________

                                   (Please sign exactly as name appears to the left. When stock is registered jointly, all owners must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.)